Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Litigation
In the normal course of business, the Company may be named as a defendant in one or more lawsuits. The Company is not a party to any outstanding material litigation and management is currently not aware of any legal proceedings that, individually or in the aggregate, are deemed to be material to the Company’s financial condition or results of operations.
Immunomedics Litigation

On June 26, 2015, Immunomedics, Inc. (“Immunomedics”) filed a complaint in the United States District Court for the District of New Jersey (the “New Jersey Case”) against the Board of Directors of RWMC, Dr. Richard P. Junghans, Dr. Steven C. Katz, the Office of the Board of Advisors of Tufts University School of Medicine, and one or more individuals or entities to be identified later. This complaint (the "Initial Complaint") alleged, among other things: (1) breach of contract; (2) breach of covenant of good faith and fair dealing; (3) tortious interference with prospective economic gain; (4) tortious interference with contracts; (5) misappropriation; (6) conversion; (7) bailment; (8) negligence; (9) vicarious liability; and (10) patent infringement. Overall, the allegations in the Initial Complaint were generally directed to an alleged material transfer agreement dated December 2008 and Immunomedics’ alleged request for the return of certain alleged research material, as well as the alleged improper use and conversion of such research materials outside the scope of the material transfer agreement.

On October 22, 2015, Immunomedics filed an amended complaint (the “First Amended Complaint”), which, among other things, no longer named the Board of Directors of RWMC and The Office of the Board of Advisors of Tufts University School of Medicine as defendants. RWMC and Tufts Medical Center were added as new defendants. On January 14, 2016, Immunomedics filed a second amended complaint (the "Second Amended Complaint"), which, among other things, no longer named Tufts Medical Center as a defendant. In addition, the Second Amended Complaint contained allegations directed to two additional alleged material transfer agreements dated September 1993 and May 2010, respectively, and also added an allegation of unjust enrichment. The Second Amended Complaint also no longer asserted claims for (1) breach of covenant of good faith and fair dealing; (2) misappropriation; (3) bailment; (4) negligence; and (5) vicarious liability.

On October 12, 2016, Immunomedics filed a third amended complaint (the “Third Amended Complaint”), which added the Company, TNK, BDL and CARgenix as defendants. TNK is a subsidiary of the Company and purchased BDL and CARgenix in August 2015. The Third Amended Complaint included, among other things, allegations against the Company, TNK, BDL and CARgenix regarding (1) conversion; (2) tortious interference; and (3) unjust enrichment. On December 2, 2016, the Company, TNK, BDL, and CARgenix filed a motion to dismiss Immunomedics’ complaint against them for lack of personal jurisdiction. On January 25, 2017, the District of New Jersey granted this motion, and the Company, TNK, BDL and CARgenix were dismissed as defendants from the New Jersey Case. Under various agreements, TNK has certain indemnification obligations to RWMC, Dr. Richard P. Junghans and Dr. Steven C. Katz that may be implicated by the New Jersey Case.

On April 27, 2018, Immunomedics filed a Complaint against the Company and TNK in San Diego Superior Court, Case No. 37-2018-00021006-CU-NP-CTL (the “San Diego Case”). The Complaint includes, among other things, allegations against the Company and TNK regarding (1) conversion; (2) tortious interference; and (3) inducing breach of contract.

On October 25, 2018, the parties to the New Jersey Case and the San Diego Case entered into a Mutual General Release and Settlement Agreement resolving both matters. Pursuant to the terms of the settlement, among other things, both the New Jersey Case and San Diego Case were dismissed with prejudice upon payment by Sorrento to Immunomedics of $2.35 million, which payment was timely made as called for by the agreement.
Cantor Fitzgerald & Co. Litigation

On May 25, 2018, Cantor Fitzgerald & Co. (“CF&Co.”) filed a Complaint against the Company in the Supreme Court of the State of New York, County of New York, Index No. 652633/2018. The Complaint included, among other things, allegations against the Company for breach of contract arising out of a letter agreement whereby CF&Co. was to supply certain services to the Company in exchange for a fee (the “CF & Co. Litigation”). The Company filed an Answer and Counterclaim for breach of contract against CF&Co claiming that CF&Co. did not perform under the letter agreement.

Following a mediation held on December 19, 2018, the parties entered into a settlement agreement resolving the matter. Pursuant to the terms of the agreement, the litigation was dismissed with prejudice upon payment by Sorrento to CF&Co. of $1 million, which payment was timely made as called for by the agreement.
Operating Leases
The Company currently has leases in San Diego, California of approximately 130,584 square feet of corporate office and laboratory space, approximately 1,405 square feet of laboratory and office space at a second location as well as approximately 36,400 square feet for offices and cGMP fill and finish and storage space. In November 2018, the Company entered into a new lease in San Diego, California for approximately 61,200 square feet of additional corporate office and laboratory space. Operations for the new lease are expected to begin in the first quarter of 2019 and the lease expires in October 2029. In December 2018, the Company entered into a new lease in Broomfield, Colorado, for approximately 4,500 square feet of additional office space, which is expected to commence in the second quarter of 2019 and expires in 2024.
The Company’s lease agreements in San Diego, as amended, for its corporate office and laboratory space expire in October 2029. Its second laboratory and office space and its cGMP fill and finish and storage space expire in September 2020 and November 2022, respectively. The Company also leases 25,381 square feet of office and laboratory space in Suzhou, China, which lease expires in June 30, 2021. The Company leases 2,312 square feet of office, laboratory, and storage space in Scotland, which lease expires in March 2021. The Company subleases in New York, New York for approximately 4,550 square feet of additional corporate office space. The sublease began in July of 2017 and expires in December 2020. The Company leases approximately 3,432 square feet of office and laboratory space in Atlanta, Georgia which began in October of 2018 and expires in September 2024.
Minimum future non-cancelable annual operating lease obligations are as follows for the years ending December 31 (in thousands):

2019	$6,396
2020	8,733
2021	8,011
2022	7,959
2023	8,186
Thereafter	52,425
$91,710

Rent expense for operating leases totaled approximately $6.1 million, $3.2 million and $2.1 million, for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively.